                         THE DIAL CORPORATION, as Issuer

                                       and

                     Norwest Bank Arizona, N.A., as Trustee

                                   INDENTURE

                         Dated as of September 23, 1998

                              THE DIAL CORPORATION

                  Reconciliation and tie between Trust Indenture Act of 1939 and the Indenture, dated as of September 23, 1998:

Trust Indenture Act Section                                                        Indenture Section
---------------------------                                                        -----------------
    Section 310(a)(1)...........................................................        609
           (a)(2)...............................................................        609
           (a)(3)...............................................................        Not Applicable

           (a)(4)...............................................................        Not Applicable

           (a)(5)...............................................................        609
           (b)..................................................................        608, 610
    Section311(a)...............................................................        610, 613
           (b)..................................................................        613
           (c)..................................................................        Not Applicable

    Section 312(a)..............................................................        701, 702(a)
           (b)..................................................................        702(b)
           (c)..................................................................        702(c)

    Section313(a)...............................................................        703(a)
           (b)..................................................................        703(a)
           (c)..................................................................        703(a), 602
           (d)..................................................................        703(b)
    Section 314(a)..............................................................        704
           (a)(4)...............................................................        101,1005
           (b)..................................................................        Not Applicable

           (c)(1)...............................................................        102
           (c)(2)...............................................................        102
           (c)(3)...............................................................        Not Applicable

           (d)..................................................................        Not Applicable

           (e)..................................................................        102
    Section315(a)...............................................................        601
           (b)..................................................................        602
           (c)..................................................................        601
           (d)..................................................................        601, 603
           (e)..................................................................        514
    Section316(a)(last sentence)................................................        101
           (a)(1)(A)............................................................        502, 512
           (a)(1)(B)............................................................        513
           (a)(2)...............................................................        Not Applicable

Trust Indenture Act Section                                                        Indenture Section
---------------------------                                                        -----------------

           (b)..................................................................        508
           (c)..................................................................        104(c)
    Section317(a)(1)............................................................        503
           (a)(2)...............................................................        504
           (b)..................................................................        1003
    Section318(a)...............................................................         107

_______________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
       PARTIES....................................................................................................  1
       RECITALS OF THE COMPANY....................................................................................  1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

       Section 101.  Definitions..................................................................................  1
          "Act"...................................................................................................  2
          "Additional Amounts"....................................................................................  2
          "Affiliate".............................................................................................  2
          "Authenticating Agent"..................................................................................  2
          "Authorized Newspaper"..................................................................................  2
          "Bearer Security".......................................................................................  3
          "Board of Directors"....................................................................................  3
          "Board Resolution"......................................................................................  3
          "Book-Entry Security"...................................................................................  3
          "Business Day"..........................................................................................  3
          "Commission"............................................................................................  3
          "Common Stock"..........................................................................................  3
          "Company"...............................................................................................  3
          "Company Request" or "Company Order"....................................................................  4
          "Conversion Event"......................................................................................  4
          "Corporate Trust Office"................................................................................  4
          "corporation"...........................................................................................  4
          "Coupon"................................................................................................  4
          "Currency"..............................................................................................  4
          "CUSIP number"..........................................................................................  4
          "Defaulted Interest"....................................................................................  4
          "Depositary"............................................................................................  4
          "Dollars" or "$"........................................................................................  5
          "ECU"...................................................................................................  5
          "Event of Default"......................................................................................  5
          "Exchange Act"..........................................................................................  5

          "Foreign Currency"......................................................................................  5
          "Government Obligations"................................................................................  5
          "Holder"................................................................................................  5
          "Indenture".............................................................................................  6
          "Indexed Security"......................................................................................  6
          "interest"..............................................................................................  6
          "Interest Payment Date".................................................................................  6
          "Legal Holidays"........................................................................................  6
          "Maturity"..............................................................................................  6
          "Office or Agency"......................................................................................  6
          "Officers' Certificate".................................................................................  6
          "Opinion of Counsel"....................................................................................  7
          "Original Issue Discount Security"......................................................................  7
          "Outstanding,...........................................................................................  7
          "Paying Agent"..........................................................................................  8
          "Person"................................................................................................  8
          "Place of Payment,......................................................................................  8
          "Predecessor Security"..................................................................................  8
          "Preferred Stock".......................................................................................  9
          "Repayment Date,........................................................................................  9
          "Repayment Price,.......................................................................................  9
          "Redemption Date,.......................................................................................  9
          "Redemption Price,......................................................................................  9
          "Registered Security"...................................................................................  9
          "Regular Record Date"...................................................................................  9
          "Responsible Officer"...................................................................................  9
          "Security".............................................................................................. 10
          "Security Register"....................................................................................  10
          "Senior Indebtedness"..................................................................................  10
          "Significant Subsidiary"...............................................................................  10
          "Special Record Date"..................................................................................  10
          "Stated Maturity"......................................................................................  10
          "Subordinated Securities"..............................................................................  10
          "Subsidiary"...........................................................................................  10
          "Trustee"..............................................................................................  11
          "Trust Indenture Act"..................................................................................  11
          "United States"........................................................................................  11
          "United States Person".................................................................................  11

       Section 102.  Compliance Certificates and Opinions........................................................  11
       Section 103.  Form of Documents Delivered to Trustee......................................................  12
       Section 104.  Acts of Holders; Record Dates...............................................................  13

       Section 105.  Notices, Etc., to Trustee and Company.......................................................  15
       Section 106.  Notice to Holders; Waiver...................................................................  15
       Section 107.  Conflict with Trust Indenture Act...........................................................  16
       Section 108.  Effect of Headings and Table of Contents....................................................  16
       Section 109.  Successors and Assigns......................................................................  17
       Section 110.  Separability Clause.........................................................................  17
       Section 111.  Benefits of Indenture.......................................................................  17
       Section 112.  Governing Law...............................................................................  17
       Section 113.  Legal Holidays..............................................................................  17
       Section 114.  Immunity of Stockholders, Directors, Officers and Agents of
                          the Company............................................................................  18

                                   ARTICLE TWO

                                 SECURITY FORMS

       Section 201.  Forms of Securities.........................................................................  18
       Section 202.  Securities in Book-Entry Form...............................................................  19
       Section 203.  Form of Legend for Book-Entry Securities....................................................  20
       Section 204.  Form of Trustee's Certificate of Authentication.............................................  20



                                  ARTICLE THREE

                                 THE SECURITIES

       Section 301.  Amount Unlimited; Issuable in Series........................................................  21
       Section 302.  Currency; Denominations.....................................................................  25
       Section 303.  Execution, Authentication, Delivery and Dating..............................................  26
       Section 304.  Temporary Securities........................................................................  28
       Section 305.  Registration, Registration of Transfer and Exchange.........................................  29
       Section 306.  Mutilated, Destroyed, Lost and Stolen Securities............................................  34
       Section 307.  Payment of Interest; Interest Rights Preserved..............................................  35
       Section 308.  Persons Deemed Owners.......................................................................  37
       Section 309.  Cancellation................................................................................  38
       Section 310.  Computation of Interest.....................................................................  38


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

       Section 401.  Satisfaction and Discharge of Indenture.....................................................   38
       Section 402.  Application of Trust Money..................................................................   40

                                  ARTICLE FIVE

                                    REMEDIES

       Section 501.  Events of Default...........................................................................   41
       Section 502.  Acceleration of Maturity; Rescission and Annulment..........................................   42

       Section 503.  Collection of Indebtedness and Suits for  Enforcement by
                          Trustee................................................................................   44
       Section 504.  Trustee May File Proofs of Claim............................................................   45

       Section 505.  Trustee May Enforce Claims Without Possession of
                          Securities.............................................................................   45
       Section 506.  Application of Money Collected..............................................................   46
       Section 507.  Limitation on Suits.........................................................................   46

       Section 508. Unconditional Right of Holders to Receive Principal,
                          Premium, if any, and Interest and Additional Amounts, if
                          any....................................................................................   47
       Section 509.  Restoration of Rights and Remedies..........................................................   47
       Section 510.  Rights and Remedies Cumulative..............................................................   48
       Section 511.  Delay or Omission Not Waiver................................................................   48
       Section 512.  Control by Holders..........................................................................   48
       Section 513.  Waiver of Past Defaults.....................................................................   48
       Section 514.  Undertaking for Costs.......................................................................   49
       Section 515.  Waiver of Usury, Stay or Extension Laws.....................................................   49

                                   ARTICLE SIX
                                   THE TRUSTEE

       Section 601.  Certain Duties and Responsibilities.........................................................   50
       Section 602.  Notice of Defaults..........................................................................   50
       Section 603.  Certain Rights of Trustee...................................................................   51
       Section 604.  Not Responsible for Recitals or Issuance of Securities......................................   53
       Section 605.  May Hold Securities.........................................................................   53
       Section 606.  Money Held in Trust.........................................................................   53
       Section 607.  Compensation and Reimbursement..............................................................   53
       Section 608.  Disqualification; Conflicting Interests.....................................................   54
       Section 609.  Corporate Trustee Required; Eligibility.....................................................   54
       Section 610.  Resignation and Removal; Appointment of Successor...........................................   55


       Section 611.  Acceptance of Appointment by Successor......................................................   56
       Section 612.  Merger, Conversion, Consolidation or Succession to
                          Business...............................................................................   58
       Section 613.  Preferential Collection of Claims Against Company...........................................   58
       Section 614.  Appointment of Authenticating Agent.........................................................   58

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

       Section 701.  Company to Furnish Trustee Names and Addresses of  Holders..................................   60
       Section 702.  Preservation of Information; Communications to Holders......................................   61
       Section 703.  Reports by Trustee..........................................................................   61
       Section 704.  Reports by Company..........................................................................   62

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

       Section 801.  Company May Consolidate, Etc., Only on Certain Terms........................................   62
       Section 802.  Rights and Duties of Successor Corporation..................................................   62
       Section 803.  Officers' Certificate and Opinion of Counsel................................................   63

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

       Section 901.  Supplemental Indentures Without Consent of Holders..........................................   63
       Section 902.  Supplemental Indentures with Consent of Holders.............................................   65
       Section 903.  Execution of Supplemental Indentures........................................................   67
       Section 904.  Effect of Supplemental Indentures...........................................................   67
       Section 905.  Conformity with Trust Indenture Act.........................................................   67
       Section 906.  Reference in Securities to Supplemental Indentures..........................................   67
       Section 907.  Notice of Supplemental Indentures...........................................................   68

                                   ARTICLE TEN

                                    COVENANTS

       Section 1001.  Payment of Principal, Premium and Interest.................................................   68
       Section 1002.  Maintenance of Office or Agency............................................................   68
       Section 1003.  Money for Securities Payments to Be Held in Trust..........................................   70
       Section 1004.  Corporate Existence........................................................................   71
       Section 1005.  Statement as to Compliance.................................................................   71
       Section 1006.  Waiver of Certain Covenants................................................................   72
       Section 1007.  Additional Amounts.........................................................................   72

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

       Section 1101.  Applicability of Article...................................................................   73
       Section 1102.  Election to Redeem; Notice to Trustee......................................................   73
       Section 1103.  Selection by Trustee of Securities to Be Redeemed..........................................   74
       Section 1104.  Notice of Redemption.......................................................................   74
       Section 1105.  Deposit of Redemption Price................................................................   76
       Section 1106.  Securities Payable on Redemption Date......................................................   76
       Section 1107.  Securities Redeemed in Part................................................................   77

                                 ARTICLE TWELVE

                                  SINKING FUNDS

       Section 1201.  Applicability of Article...................................................................   78
       Section 1202.  Satisfaction of Sinking Fund Payments with Securities......................................   78
       Section 1203.  Redemption of Securities for Sinking Fund..................................................   78

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

       Section 1301.  Applicability of Article...................................................................   79


                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

       Section 1401.  Applicability of the Article; Company's Obligation to
                          Effect  Defeasance or Covenant Defeasance..............................................   80
       Section 1402.  Defeasance and Discharge...................................................................   80
       Section 1403.  Covenant Defeasance........................................................................   81
       Section 1404.  Applicability of the Article; Company's Obligation to
                          Effect  Defeasance or Covenant Defeasance..............................................   81
       Section 1405.  Deposited Money and Government Obligations to Be Held  in
                          Trust; Other Miscellaneous Provisions..................................................   83
       Section 1406.  Reinstatement..............................................................................   85
       Section 1407.  Effect on Subordination Provisions.........................................................   85

                                 ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

       Section 1501.  Purposes for Which Meetings May Be Called..................................................   86
       Section 1502.  Call, Notice and Place of Meetings.........................................................   86
       Section 1503.  Persons Entitled to Vote at Meetings.......................................................   86
       Section 1504.  Quorum; Action.............................................................................   87
       Section 1505.  Determination of Voting Rights; Conduct and Adjournment
                          of Meetings............................................................................   88
       Section 1506.  Counting Votes and Recording Action of Meetings............................................   89

                                 ARTICLE SIXTEEN

                           SUBORDINATION OF SECURITIES

       Section 1601.  Securities Subordinate to Senior Indebtedness..............................................   89

                                ARTICLE SEVENTEEN

                        SECURITIES IN FOREIGN CURRENCIES

       Section 1701.  Applicability of Article...................................................................   90

     INDENTURE, dated as of September 23, 1998, between THE DIAL CORPORATION, a Delaware corporation (the "Company"), having its principal office at 15501 North Dial Boulevard, Scottsdale, Arizona 85260-1619, and Norwest Bank Arizona, N.A., as Trustee hereunder (the "Trustee"), having its offices at Corporate Trust Department 9015, 3300 N. Central Avenue, Fifteenth Floor, Phoenix, AZ 85012.

                             RECITALS OF THE COMPANY

     The Company deems it advisable to issue from time to time for its lawful purposes its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") in one or more series as in this Indenture provided, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.

     This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                            Section 101. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have, when capitalized, the meanings assigned to them in this Article, and include the plural as well as the singular;

     (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the time of application thereof;

     (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

     (e) all references to "dollars," "$," "U.S. dollars," "United States dollars" or "cash" shall refer to the lawful currency of the United States of America; and

     (f) the definitions included herein may be modified, expanded, deleted or otherwise amended in a supplemental indenture after the date hereof or pursuant to Section 301 hereof.

     Certain terms used principally in certain Articles hereof are defined in those Articles.

                  "Act" , when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Amounts" means any additional amounts which are required hereby or by any Security or pursuant to a Board Resolution, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

                  "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 614.

                  "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on a day that is a Business Day in the place of publication.

                  "Bearer Security" means any Security in the form established pursuant to Section 201 which is payable to bearer.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted or consented to by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book-Entry Security" means a Security bearing the legend specified in Section 203 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

                  "Business Day" when used with respect to any Place of Payment means, unless otherwise specified with respect to any Securities pursuant to
Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to close.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of the Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means, with respect to any Person, capital stock issued by such Person other than Preferred Stock.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its President, its Chief Financial Officer or a Vice President (whether or not designated by a number or a word or words added before or after the title "Vice President"), and by any one of its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary and delivered to the Trustee.

                  "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community,
(ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Union or (iii) any currency unit or composite currency other than the ECU for the purposes for which it was established.

                  "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office as of the date of this Indenture is the address of the Trustee set forth in Section 105.

                  "corporation" means a corporation, association, limited liability company, joint-stock company or business trust.

                  "Coupon" means any interest coupon appertaining to a Bearer Security.

                  "Currency, " with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

                  "CUSIP number" means the alphanumeric designation assigned to a Security by Standard & Poor's Corporation, CUSIP Service Bureau.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, The Depository Trust Company and its successors, or another Person designated as Depositary by the Company pursuant to Section 301, which must be a clearing agency registered under the Exchange Act, and if at any time there is more than one such Person, "Depositary" shall mean the Depositary with respect to the Securities of that series.

                  "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

                  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Community.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

                  "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the ECU, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

                  "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or any premium or interest on the relevant Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of the United States of America or such other government or governments, as the case may be, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, as the case may be, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

                  "Holder" means in the case of any Registered Security, the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, the bearer thereof and, in the case of any Coupon, the bearer thereof.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                  "Indexed Security" has the meaning specified in Section
301(k).

                  "interest, " when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity.

                  "Interest Payment Date, " when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Maturity, " when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

                  "Office or Agency" with respect to any Securities, means an office or agency of the Company maintained or designated as a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, the Chief Executive Officer, the President, Chief Financial Officer or a Vice President (whether or not designated by a number or a word or words added before or after the title "Vice President"), and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Trustee, and who shall be reasonably acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                  "Outstanding, " when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

           (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

           (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto except, in the case of Securities as to which the Company had effected satisfaction and discharge pursuant to Article Four, to the extent provided in Article Four; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made; and Securities, except to the extent provided in Section 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance, as provided in Article Fourteen;

           (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

           (iv) Securities converted or exchanged into Common Stock or other debt securities pursuant to or in accordance with this Indenture if the terms of such Securities provide for convertibility pursuant to Section 301;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of any Indexed Security of any series that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise established as contemplated by Section 301 with respect to such Security, (iii) the principal amount of a Security denominated in Foreign Currency that shall be deemed outstanding for such purpose shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, business trust, partnership, joint venture, joint-stock company, limited liability company, association, company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment, " when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as established as contemplated by Section 301.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen Coupon appertains.

                  "Preferred Stock" means, with respect to any Person, capital stock issued by such Person that is entitled to a preference or priority over any other capital stock issued by such Person upon any distribution of such Person's assets, whether by dividend or upon liquidation.

                  "Repayment Date, " when used with respect to any Security to be repaid at the option of the Holder, means the date fixed for such repayment by or pursuant to this Indenture.

                  "Repayment Price, " when used with respect to any Security to be repaid at the option of the Holder, means the price at which it is to be repaid by or pursuant to this Indenture.

                  "Redemption Date, " when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price, " when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" shall mean any Security established pursuant to Section 201 which is registered in the Security Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on any Registered Security of any series means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date."

                  "Responsible Officer, " when used with respect to the Trustee, means any officer within the Corporate Trust Department (or any successor department) including, without limitation, any vice president (whether or not designated by a number or a word or words added before or after the title "Vice President"), any trust officer, any assistant secretary, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to such Person shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Senior Indebtedness" has the meaning determined pursuant to
Section 301(v).

                  "Significant Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act of 1933, as amended (as in effect on the date of the Indenture).

                  "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity, " when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

                  "Subordinated Securities, " means any Securities which, pursuant to Section 301(v), are by their terms expressly subordinated in right of payment to Senior Indebtedness.

                  "Subsidiary" means (i) any corporation of which at least a majority of the total voting power of whose outstanding voting stock is owned, directly or indirectly, at the date of determination by the Company and/or one or more other Subsidiaries of the Company, (ii) any partnership in which the Company and/or one or more other Subsidiaries of the Company owns, directly or indirectly, at the date of determination at least a majority interest in the equity capital or profits of such partnership, or (iii) any other Person in which the Company and/or one or more other Subsidiaries of the Company, directly or indirectly, at the date of determination (x) owns at least a majority ownership interest or (y) has the power to elect or direct the election of at least a majority of the directors or other governing body of such Person. For the purposes of this definition, "voting stock," with respect to any corporation, means capital stock of any class or series of such corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors of the corporation.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "United States, " except as otherwise provided in or pursuant to this Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "United States Person" means, unless otherwise specified with respect to any Debt Securities pursuant to Section 301, any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States, any estate the income of which is subject to United States federal income taxation regardless of its source, or any trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust.

                  Section 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1005) shall include:

           (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

           (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 103.  Form of Documents Delivered to Trustee.


     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

                  Section 104.  Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The Company may, in the circumstances permitted by the Trust Indenture Act, by Board Resolution, fix any date not more than 60 days nor less than 10 days prior to the date of any of the following actions as the record date for the purpose of determining the Holders of Registered Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Registered Securities of such series. If not set by the Company prior to the first solicitation of a Holder of

Registered Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Registered Securities, only the Holders of Registered Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (d) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of commencement and the date of termination of holding the same, shall be proved by the Security Register.

     (e) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of commencement and the date of termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Company and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Company and the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until
(i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (ii) such Bearer Security is provided to the Trustee by some other Person, or (iii) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company and the Trustee deem sufficient.

     (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (g) For purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

                  Section 105.  Notices, Etc., to Trustee and Company.


     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its offices at Corporate Trust Department 9015, 3300 N. Central Avenue, Fifteenth Floor, Phoenix, Arizona 85012, Attention: Corporate Trust Department, or at any other address previously furnished in writing by the Trustee to the Holders or the Company or any other obligor on the Securities; or


              (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument to the Attention of the Treasurer with a copy to the Company's Chief Financial Officer or at any other address previously furnished in writing to the Trustee by the Company. Any such communication shall be effective upon receipt.

                  Section 106.  Notice to Holders; Waiver.

     Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of any event,

         (a) such notice shall be sufficiently given (unless otherwise herein expressly provided) to each Holder of Registered Securities affected by such event if in writing and mailed, first-class postage prepaid, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; and

         (b) such notice shall be sufficiently given to Holders of Bearer Securities, if any, affected by such event if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day, such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

         In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of Registered Securities shall affect the sufficiency of such notice with respect to other Holders of Registered Securities. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been received by such Holder of Registered Securities, whether or not such Holder of Registered Securities actually receives such notice. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Section 107.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the Trust Indenture Act provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  Section 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 109.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 110.  Separability Clause.

     In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 111.  Benefits of Indenture.

     Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders of the Securities or Coupons, and, solely in the case of Securities which, pursuant to Section 301(v), are by their terms expressly subordinated in right of payment to Senior Indebtedness, the holders of such Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 112.  Governing Law.

     This Indenture, the Securities and any Coupons shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such state, without regard to principles of conflicts of laws. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  Section 113.  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, of any Security shall not be a Business Day at any Place of Payment for such Security, then notwithstanding any other provision of this Indenture, any Security or any Coupon (other than a provision of any Security or any Coupon established as contemplated by Section 301 and which specifically states that such provision shall apply in lieu of this Section 113), payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date or at the Stated Maturity or Maturity, as the case may be, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, to the next succeeding Business Day. For purposes of this Section 113, the sole Place of Payment with respect to any Book-Entry Securities for which the Depositary is The Depository Trust Company or its successor shall be deemed to be the Borough of Manhattan, The City of New York.

                    Section 114. Immunity of Stockholders, Directors, Officers
                                 and Agents of the Company.

     No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any predecessor or successor, either directly or through the Company or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

                                   ARTICLE TWO

                                 SECURITY FORMS

                  Section 201.  Forms of Securities.

     Each Registered Security, Bearer Security, Coupon and temporary or permanent Book-Entry Security issued pursuant to this Indenture shall be in substantially the forms as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than as set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

     Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons.

     The definitive Securities and definitive Coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or Coupons.

                  Section 202.  Securities in Book-Entry Form.

     If Securities of or within a series are issuable in book-entry form, as specified as contemplated by Section 301, then, notwithstanding clause (i) of
Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in book-entry form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent book-entry form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. If a Company Order pursuant to
Section 303 or 304 has been, or simultaneously is, delivered, any instruction by the Company with respect to endorsement, delivery or redelivery of a Security in book-entry form shall be in writing but need not comply with Section 102 and need not be accompanied by Opinion of Counsel.

     The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in book-entry form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in book-entry form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the penultimate sentence of Section 303.

     Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any), any interest on, and any Additional Amounts in respect of any Security in temporary or permanent book-entry form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent Book-Entry Security (a) in the case of a permanent Book-Entry Security in registered form, the Holder of such permanent Book-Entry Security in registered form or (b) in the case of a Book-Entry Security in bearer form, the Person or Persons specified pursuant to Section 301.

                  Section 203.  Form of Legend for Book-Entry Securities.

     Any Book-Entry Security authenticated and delivered hereunder shall bear a legend in substantially the following form and such other legends as may be required by the applicable Depositary or as shall be deemed necessary or desirable by the Company:

              "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the circumstances described in the Indenture, and unless and until it is exchanged in whole or in part for Securities in definitive certificated form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary."

                  Section 204.  Form of Trustee's Certificate of Authentication.

     The Trustee's certificates of authentication shall be in substantially the following form:

                    "TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                     Norwest Bank Arizona, N.A., as Trustee

                                                     By:______________________
                                                        Authorized Signatory"

                                  ARTICLE THREE

                                 THE SECURITIES

                  Section 301.  Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. With respect to any series of Securities which may be designated and authenticated and delivered under this Indenture, there shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than as set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any such series (except as provided in the last paragraph of this Section 301), any or all of the following, as applicable (each of which (except for the matters set forth in clauses (a), (b) (with respect to any limit upon the aggregate principal amount of the Securities which may be authenticated and delivered under this Indenture), (r) and (u) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series when issued from time to time):

                (a) the title of the Securities (which shall distinguish the Securities of the series from Securities of any other series) or series of which they are a part;

                (b) the aggregate principal amount of the Securities and any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107, upon repayment in part of any Security of such series pursuant to Article Thirteen or upon surrender in part of any Security for conversion or exchange into Common Stock or other securities pursuant to its terms, and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder), which limit, unless otherwise expressly established, may be changed from time to time by or pursuant to a Board

         Resolution, Officers' Certificate or indentures supplemental hereto without the consent of any Holders;

                (c) the Person to whom any interest on a Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such series;

                (d) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of (and premium, if any, on) such Securities will be payable;

                (e) the price or prices (expressed as a percentage of the aggregate principal amount thereof) at which the Securities will be issued;

                (f) the rate or rates (which may be fixed, floating or adjustable) or the method of determination thereof, at which the Securities of the series will bear interest, if any, the date or dates from which such interest shall accrue or method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Date, if any, for any such interest payable on any Interest Payment Date, or the method by which such date or dates shall be determined, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                (g) the place or places where the principal of and any premium and interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer and exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices or demands to or upon the Company in respect of the Securities of the series and the Indenture may be served;

                (h) the period or periods within which, the price or prices at which, the Currencies, currency units or composite currencies in which, and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                (i) the obligation, if any, of the Company to redeem, repay or purchase any of such Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the other terms and conditions upon which

          Securities of the series will be redeemed, repaid or purchased, in whole or in part, pursuant to any such obligation;

                (j) if other than denominations of $1,000 and any integral multiple thereof the denominations in which any Registered Securities of the series shall be issuable, and if other than the denominations of $5,000 and any integral multiple thereof, the denominations in which Securities of the series that are Bearer Securities shall be issuable;

                (k) if other than the Currency of the United States of America, the foreign currency, currencies, currency units or composite currencies in which the principal of or any premium or interest on such Securities will be payable (and the manner in which the equivalent of the principal amount thereof in the Currency of the United States of America is to be determined for any purpose, including for the purpose of determining the principal amount deemed to be outstanding at any time);

                (l) if the amount of payments of principal of or any premium or interest on any Securities of the series ("Indexed Securities") may be determined with reference to an index, pursuant to a formula, or pursuant to other methods (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), the manner in which such amounts will be determined;

                (m) if the principal of or any premium or interest on such Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies, currency units or composite currencies other than those in which the Securities are stated to be payable, the currencies, currency units or composite currencies in which payment of any such amount as to which such election is made will be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                (n) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to this Indenture or, if applicable, the portion of the principal amount of Securities of the series that is convertible into or exchangeable for other securities or the method by which such portion shall be determined;

                (o) the application, if any, of Section 1402 and/or 1403 to the Securities of the series (and, in the case of Section 1403, if applicable, any additional covenants subject to covenant defeasance) and any provisions in modification of, in addition to or in lieu of any of the provisions in Sections 1402 and 1403; and, if either Section 1402 or 1403 is made applicable with respect to the Securities of the series, whether such defeasance or covenant defeasance must be affected with respect to all Outstanding Securities of the series or whether such defeasance or covenant defeasance may be affected with respect to Securities within the series;

                (p) the obligation, if any, of the Company to permit the conversion or exchange of the Securities of the series into the Company's Common Stock or other securities, as the case may be, and the terms and conditions upon which such conversion or exchange shall be effected (including, without limitation, the initial conversion price or rate, the conversion period, the conversion agent, any adjustment of the applicable conversion price or rate and any requirements relative to the reservation of such shares or securities for purposes of conversion);

                (q) whether any of the Securities of the series will be issued in whole or in part in book-entry form and, in such case, the initial Depositary with respect to such Book-Entry Security or Securities and the circumstances under which any such Securities may be registered in the name of a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

                (r) whether Securities of the series are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa;

                (s) if any of the Securities of the series are to be issuable as Bearer Securities, the date as of which any such Bearer Security shall be dated, if other than the date of original issuance of the first of such Securities to be issued;

                (t) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                (u) any deletions from, modifications of or additions to the Events of Default or covenants of the Company provided for with respect to Securities of the series whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                (v) the terms, if any, pursuant to which the Securities of the series will be made subordinate in right of payment to all Senior Indebtedness of the Company, and the definition of any such Senior Indebtedness (in the absence of an express statement that the Securities of such series are subordinate in right of payment to all Senior Indebtedness, the Securities of such series shall not be subordinate to Senior Indebtedness);

                (w) the application, if any, of judgments in respect of any specified currency, to the Securities;

                (x) whether the payment of principal, premium and interest, if any, Additional Amounts, if any, and other amounts due hereunder, and performance of the Company's other obligations hereunder, will be guaranteed by one or more guarantors, including subsidiaries of the Company; and

                (y) any other terms of the series, whether or not consistent with the provisions of this Indenture.

     All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided by the Company in the Board Resolution or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Board Resolution, Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Board Resolution, Officers' Certificate or supplemental indenture, such terms as are specified in such Board Resolution, Officers' Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company as contemplated by this Section 301, a series may be reopened without consent of any Holder from time to time for issuances of additional Securities of such series. The terms of any Security may be established prior to the issuance thereof but not after the issuance of other Securities of the same series.

                  Section 302.  Currency; Denominations.

     In the absence of any such provisions with respect to the Securities of any series, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. In the absence of any such provisions with respect to the Securities of any series, the Registered Securities denominated in Dollars shall be issuable in registered form without Coupons, other than Registered Securities issued in book-entry form (which may be of any denomination), and shall be issuable in denominations of $1,000 and any integral multiple thereof. Bearer Securities denominated in Dollars shall be issuable in registered form without Coupons, other than Bearer Securities issued in book-entry form (which may be of any denomination), and shall be issuable in denominations of $5,000 and any integral multiple thereof. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

                  Section 303.  Execution, Authentication, Delivery and Dating.

     The Securities and Coupons, if any, shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or one of its Vice Presidents, under its corporate seal or a facsimile thereof which may, but need not, be attested by its Treasurer, one of its Assistant Treasurers, its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities or Coupons, if any, may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities or Coupons.

     Securities and any Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or Coupons.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities to or upon the order of the Company or pursuant to such procedures acceptable to the Trustee and to such recipients, as the case may be, as specified from time to time by a Company Order. If all the Securities of any series are not to be issued at one time and if the terms of such Securities established as contemplated by Section 301 so permit, such Company Order may set forth procedures acceptable to the Trustee for the completion and authentication of such Securities from time to time. In authenticating Securities of any series and any Coupons appertaining thereto, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon:

           (a) any Board Resolution, Officers' Certificate and/or indenture supplemental hereto by or pursuant to which the forms and terms of such Securities are established as contemplated by Sections 201 and 301;

           (b) an Officers' Certificate stating that the forms and terms of such Securities and Coupons, if any, have been established pursuant to Sections 201 and 301 and comply with this Indenture; and

           (c) an Opinion of Counsel substantially to the effect that:

                  (i) the forms and the terms of such Securities and Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture,

                  (ii) all conditions precedent provided for in this Indenture relating to the Trustee's authentication of such Securities and Coupons, if any, have been complied with, and

                  (iii) such Securities and Coupons, if any, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and to such other matters as such counsel may specify.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Company Order, Board Resolution, indentures supplemental hereto, Officers' Certificate and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents (with such modifications as may be appropriate) are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate such authentication of each such Security.

     Each Registered Security shall be dated the date of its authentication unless otherwise established therefor as contemplated by Section 301. Each Bearer Security shall be dated as of the date specified in or pursuant to this Indenture.

     No Security or Coupon appertaining thereto, if any, shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture. Except as permitted by Section 306 or 307 or as may otherwise be provided in or pursuant to this Indenture, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and canceled.

                  Section 304.  Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in book-entry form.

     Except in the case of temporary Securities in book-entry form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the Office or Agency of the Company in a Place of Payment for that series, without charge to the

Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

                  Section 305. Registration, Registration of Transfer and Exchange.

     With respect to the Registered Securities of each series, the Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any Office or Agency of the Company in a Place of Payment a register (the register maintained in such office and in any other Office or Agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities and of transfers of the Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby appointed "Security Registrar" for the purpose of registering the Securities and transfers of the Securities as herein provided.

     The Company shall have the right to remove and replace, from time to time, the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment. In the event the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

     Upon surrender for registration of transfer of any Registered Security of any series at the Office or Agency of the Company in a Place of Payment for Securities of that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, containing identical terms and provisions, bearing a number not contemporaneously outstanding.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, any authorized denominations and of a like aggregate principal amount and tenor, containing identical terms and provisions, upon surrender of the Securities to be exchanged at such Office or Agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

     If, but only if, permitted by the applicable Board Resolution and set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (a) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (b) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

     Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 306, 906 or 1107, not involving any transfer and other than exchanges of interests in Book-Entry Securities for definitive Securities pursuant to the second succeeding paragraph.

     Except as otherwise provided in or pursuant to this Indenture, neither the Company nor the Trustee shall be required (a) to issue, register the transfer of or exchange Securities of any series, if such Security may be among those selected for redemption, during a period beginning at the opening of business 15 days before selection of the Securities of that series to be redeemed under
Section 1103 and ending at the close of business on (i) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (ii) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption; (b) to register the transfer of or exchange any Registered Security, or portion thereof, so selected for redemption in whole or in part, except in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed; (c) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security shall be simultaneously surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture; or (d) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not so repaid.

     Notwithstanding the foregoing, no Book-Entry Security shall be registered for transfer or exchange, or authenticated and delivered, whether pursuant to this Section, Sections 304, 306, 906 or 1107 or otherwise, in the name of a Person other than the Depositary for such Book-Entry Security or its nominee until (a) the Depositary with respect to a Book-Entry Security notifies the Company that it is unwilling or unable to continue as Depositary for such Book-Entry Security or the Depositary ceases to be a clearing agency registered under the Exchange Act and no successor Depositary for such Securities shall have been appointed within 90 days of such notification or of the Company becoming aware of the Depositary ceasing to be so registered, as the case may be; (b) the Company, in its sole discretion, executes and delivers to the Trustee a Company Order that all Book-Entry Securities of such series shall be so transferable and exchangeable; (c) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series; or
(d) upon the occurrence of such other condition as may be established as contemplated by Section 301 for Securities of such series. Upon the occurrence in respect of any Book-Entry Security of any series of any one or more of the conditions specified in clauses (a), (b), (c) or (d) of the preceding sentence, the Company shall without unnecessary delay deliver to the Trustee certificated Securities of such series in such form and denominations as are required by or pursuant to this Indenture, containing identical terms and in aggregate principal amount equal to the aggregate principal amount of such Book-Entry Securities and shall cause the Trustee to authenticate and deliver such certificated Securities to such Persons as the Depositary with respect to such series shall direct.

     Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Book-Entry Security, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall also be a Book-Entry Security and bear the legend specified in Section 203.

     Subject to the second preceding paragraph, if the Securities are Book-Entry Securities, the Depositary or its nominee, as registered owner of a Book-Entry Security, shall be the Holder of such Book-Entry Security for all purposes under this Indenture, and owners of beneficial interests in a Book-Entry Security shall hold such interests pursuant to the applicable procedures of the Depositary. Accordingly, any such owner's beneficial interest in a Book-Entry Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee.

     If any beneficial owner of an interest in a Book-Entry Security is entitled to exchange such interest for Securities of such series of like tenor, terms and principal amount and which are not Book-Entry Securities, whether pursuant to the third preceding paragraph or as otherwise specified as contemplated by
Section 301 and provided that any applicable notice provided in the Book-Entry Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such Book-Entry Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Book-Entry Security shall be surrendered by the Depositary or such depository as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such Book-Entry Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor and terms as the portion of such Book-Entry Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is required may be among those selected for redemption; and provided, further, that no Bearer Security delivered in exchange for a portion of a Book-Entry Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a Book-Entry Security after the close of business at the Office or Agency where such exchange occurs on (a) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date or (b) any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest; interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Book-Entry Security is payable in accordance with the provisions of this Indenture.

                  Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security, with Coupons appertaining thereto corresponding to the Coupons, if any, of the same series and of like tenor, terms and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

     If there shall be delivered to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

     Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in
Section 1002, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, together with any Coupons appertaining thereto, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and Coupons, if any, duly issued hereunder.

     The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

                  Section 307.  Payment of Interest; Interest Rights Preserved.

     Except as otherwise established as contemplated by Section 301 with respect to any Securities of any series, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided, however, that each installment of interest on any Registered Security may at the Company's option be paid by (a) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as its appears on the Security Register, or (b) wire transfer to an account maintained by the payee located inside the United States.

     Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States. Unless otherwise provided in or pursuant to this Indenture, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business at an Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     Except as otherwise established as contemplated by Section 301 with respect to Securities of any series, any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (a) or (b) below:

              (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Registered Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in cash equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

              (b) The Company may pay any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and interest to accrue, which were carried by such other Security.

                  Section 308. Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 305 and 307) any interest on such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and neither the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

     No owner of any beneficial interest in any Book-Entry Security held on its behalf by a Depositary shall be deemed the Holder of, or have any direct rights with respect to such Book-Entry Security for any purpose under this Indenture. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Book-Entry Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Notwithstanding the foregoing, with respect to any Book-Entry Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Book-Entry Security or impair, as between such Depositary and owners of beneficial interests in such Book-Entry Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Book-Entry Security.

                  Section 309. Cancellation.

     All Securities and Coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange, conversion, or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities and any Coupons so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

                  Section 310. Computation of Interest.

     Except as otherwise established as contemplated by Section 301 in respect of Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                  Section 401.  Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Order cease to be of further effect with respect to Securities of any series specified in such Company Order and any Coupons appertaining thereto (except as to any surviving rights as provided in the last paragraph of this Section 401 and rights to receive the principal, premium, if any, interest, if any, and Additional Amounts, if any, with respect to Securities of such series), and the Trustee, upon receipt of Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

              (a) either

                  (i) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (A) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305; (B) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306; (C) Coupons appertaining to Securities and Coupons of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1106; and (D) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for cancellation; or

                  (ii) all Securities of such series and in the case of (A) or
         (B) below, if applicable, any Coupons appertaining thereto, not theretofore delivered to the Trustee for cancellation

                           (A) have become due and payable, or

                           (B) will become due and payable at their Stated
                      Maturity within one year, or

                           (C) if redeemable at the option of the Company, are
                      to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to, such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date thereof, as the case may be;

              (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

              (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

     In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to Securities of any series pursuant to this Section 401, (a) the obligations of the Company to the Trustee under Section 607, (b) the obligations of the Company to any Authenticating Agent under Section 614, (c) if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, in each case with respect to such Securities and (d) the obligations of the Company and the Trustee with respect to the Securities of such series under Section 305, 306, 402, 1002 and 1003, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1007, with respect to any rights of the Holders of such Securities to require the Company to repay such Securities as contemplated by Section 1301, and with respect to any rights of the Holders to convert or exchange such Securities into Common Stock or other securities, shall survive.

                  Section 402.  Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all cash deposited with the Trustee pursuant to Section 401, shall be held in trust and applied by it, in accordance with the provisions of the Securities of the relevant series, the Coupons, if any, appertaining thereto, and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), interest and Additional Amounts for whose payment such cash has been deposited with or received by the Trustee, but such cash need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                                    REMEDIES

                  Section 501.  Events of Default.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to the supplemental Indenture, Board Resolution or Officers' Certificate establishing the terms of such series pursuant to Section 301 of this Indenture:

              (a) default in the payment of principal of or premium, if any, on, any Security of that series when due (whether at Stated Maturity, on any Redemption Date or Repayment Date or otherwise); or

              (b) default in the payment of any interest on, or any Additional Amounts payable in respect of, any Security of that series or any Coupon appertaining thereto as and when the same shall become due and payable, and the continuance of such default for a period of 30 days; or

              (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

              (d) default in the performance or breach of any covenant or agreement of the Company in this Indenture (other than any such default or breach which is elsewhere in this Section specifically dealt with or which is included herein solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (e) default under any bond, debenture, note, mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed for which the Company or a Significant Subsidiary is directly responsible or liable as obligor or guarantor having an aggregate principal amount outstanding of at least $50,000,000, whether such indebtedness exists at the date of this Indenture or shall thereafter be created, which default shall have resulted in such indebtedness being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness being discharged or such acceleration having been rescinded or annulled; or

              (f) the entry by a court having jurisdiction in the premises of
         (i) a decree or order for relief in respect of the Company or a Significant Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or such Significant Subsidiary a bankrupt or insolvent, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

              (g) the commencement by the Company or a Significant Subsidiary of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the written consent by it to the entry of a decree or order for relief in respect of the Company or a Significant Subsidiary, as the case may be, in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law, or the written consent by it to the filing or commencement of any case or proceeding in respect of the Company or a Significant Subsidiary under any applicable bankruptcy, insolvency, reorganization or other similar law, or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

              (h) any other Event of Default established as contemplated by
         Section 301 with respect to Securities of that series.

                  Section 502. Acceleration of Maturity; Rescission and
Annulment.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal of (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) and accrued interest on all of the Securities of that series to be immediately due and payable by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and interest shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited with the Trustee a sum sufficient in cash to pay:

                     (i) all interest on the Securities of that series and any
                  Coupons appertaining thereto which has become due otherwise than by such declaration of acceleration and any Additional Amounts with respect thereto,

                     (ii) the principal of (and premium, if any, on) the
                  Securities of that series which has become due otherwise than by such declaration of acceleration,

                     (iii) to the extent that payment of such interest is
                  lawful, interest upon overdue principal of, premium and interest, if any, on and Additional Amounts, if any, with respect to the Securities of such series at the rate or rates prescribed therefor in such Securities or this Indenture (it being understood that, if no rate of interest on overdue amounts is specifically provided, then any such overdue principal, premium, interest and Additional Amounts shall, to the extent lawful, bear interest at the rate of interest borne by such Securities), and

                     (iv) all amounts owing the Trustee pursuant to Section 607 in respect of Securities of that series; and

              (b) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of, premium and interest, if any, of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

              (a) default is made in the payment of any interest on, or any Additional Amounts payable in respect of any Security or any Coupon appertaining thereto when such interest or Additional Amounts, as the case may be, becomes due and payable and such default continues for a period of 30 days; or

              (b) default is made in the payment of the principal of or premium, if any, on any Security when due (whether at Stated Maturity, on any Redemption Date or Repayment Date or otherwise,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount then due and payable on such Securities and any Coupons appertaining thereto for principal and any premium and interest and Additional Amounts and, to the extent that payment of such interest shall be legally enforceable, interest and Additional Amounts on any overdue principal, premium, interest, and Additional Amounts at the rate or rates prescribed therefor in such Securities (it being understood, that if no rate of interest on overdue amounts is specifically provided, then any such overdue principal, premium, interest and Additional Amounts shall, to the extent lawful, bear interest at the rate of interest borne by such Securities), and, in addition thereto, such further amount as shall be sufficient to cover the amounts due the Trustee pursuant to
Section 607 in respect of such Securities.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and Coupons and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Section 504.  Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

              (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of any series, of principal, and premium, if any, interest and Additional Amounts owing and unpaid in respect of such Securities and any Coupons and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee pursuant to Section 607 and of the Holders allowed in such judicial proceeding, and

              (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official), in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it pursuant to Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the amounts due the Trustee pursuant to Section 607, be for the ratable benefit

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
of the Holders of the Securities or Coupons in respect of which such judgment has been recovered.

                  Section 506.  Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal or any premium, interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 607;

     SECOND: Solely in the case of any money collected in respect of Subordinated Securities, to the payment of amounts then due and unpaid to the Holders of the applicable Senior Indebtedness to the extent required pursuant to the subordination provisions relating to such Subordinated Securities:

     THIRD: To the payment of the amounts then due and unpaid for principal of and any premium, interest and Additional Amounts payable on the Securities and any Coupons appertaining thereto in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and Coupons for principal and any premium interest and Additional Amounts, respectively; and

     FOURTH: To the payment of the remainder, if any, to the Company.

                  Section 507.  Limitation on Suits.

     Subject to Section 508, no Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

              (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders of Securities of another series or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                 Section 508. Unconditional Right of Holders to Receive
                              Principal, Premium, if any, and Interest and Additional Amounts, if any.

     Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 305 and 307) any interest on or any Additional Amounts with respect to such Security or such Coupon, as the case may be, on the respective Maturity or Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 510. Rights and Remedies Cumulative.

     To the extent permitted by applicable law, except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities or Coupons appertaining thereto to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 512.  Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

              (a) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series or be unduly prejudicial to Holders of Securities of such series not joining therein, and

              (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 513.  Waiver of Past Defaults.

     Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto waive any past default hereunder with respect to such series and its consequences, except a default

              (a) in the payment of the principal of or any premium or interest on, or any Additional Amounts with respect to, any Security of such series, or

              (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 514.  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee in respect of the Securities of such series, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company or the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of such series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, or Additional Amounts, if any, with respect to any Security on or after the respective Maturities expressed in such Security (including, in the case of redemption, on or after the Redemption Date and, in the case of repayment, on or after the Repayment
Date) or for the enforcement of the right, if any, to convert or exchange any Security into Common Stock or other securities in accordance with its terms).

              Section 515. Waiver of Usury, Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

                  Section 601.  Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and this Indenture. The Trustee shall be under no obligation, subject to the duty of the Trustee during a default to act with the required standard of care, to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders of Securities of any series, unless such Holders shall have offered the Trustee reasonable security or indemnity against costs, expenses and liabilities which might be incurred by it in compliance with such request. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 602.  Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit to all Holders of Securities of such series, in the manner and to the extent provided in Trust Indenture Act Section 313(c), notice of such default hereunder, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities and Coupons of such series; and provided, further, that in the case of any default of the character specified in Section 501(d) with respect to Securities of such series, no notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series. Subject to Trust Indenture Act Section 315(b), the Trustee shall not be deemed to have, or be required to take, notice of any default or Event of Default (other than a default described in paragraph (a), (b), or (c) of Section 501) except upon (a) written notification from the Company or (b) written notification from a Holder and, in the absence of such notice, the Trustee may conclusively presume that there is no default or Event of Default except as aforesaid.

Subject to Section 601 of this Indenture, such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 704 of this Indenture, which reports and documents the Trustee shall have no duty to examine.

                  Section 603.  Certain Rights of Trustee.

     Subject to the provisions of Section 601 hereof and to the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon receipt by it of any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Board Resolution, an Opinion of Counsel or an Officers' Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence of the Trustee;

     (i) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

     (j) in the absence of bad faith on its part, the Trustee may conclusively rely on the statements in certificates and opinions furnished to it and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (k) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (l) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

     (m) no provision of this Indenture shall require the Trustee to determine the maximum interest rate permissible under applicable law.

              Section 604. Not Responsible for Recitals or Issuance of
                           Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, and in any Coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  Section 605.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee or of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

                  Section 606.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  Section 607.  Compensation and Reimbursement.

     The Company agrees

              (a) to pay to the Trustee annually reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (b) except as otherwise expressly provided herein, to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (c) to indemnify the Trustee and each predecessor Trustee for, from and against and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; provided that the Trustee and each predecessor Trustee shall promptly notify the Company of the commencement of any action, or proceeding for which it intends to seek indemnity hereunder, will permit the Company to conduct the defense thereof on its behalf and will not compromise or settle any such action, suit or proceeding without the prior approval of the Company.

     The Company's payment obligations pursuant to this Section 607 shall survive the discharge of this Indenture. When the Trustee renders services or incurs expenses or makes disbursements or advances after the occurrence of an Event of Default specified in Section 501(f) or (g), the compensation for such services and such expenses, disbursements and advances are intended to constitute expenses of administration under any bankruptcy, insolvency, reorganization or other similar law.

                  Section 608.  Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  Section 609.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

              Section 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

              (i) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months;

              (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

              (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by or pursuant to Board Resolution may remove the Trustee with respect to all Securities or the Securities of any series, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of such series and the appointment of a successor Trustee or Trustees with respect thereto.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Company Request, Company Order or Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section
611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice of such appointment shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office. Notices of resignation, removal and appointment may be combined into a single notice.

              Section 611. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring

Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of such one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
(i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.



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
              Section 612. Merger, Conversion, Consolidation or Succession to
                           Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

              Section 613. Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

              Section 614. Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption or repayment thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (a) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register, and (b) if Securities of that series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     If at any time there shall be an Authenticating Agent appointed with respect to one or more series of Securities, then in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication shall be borne by such Securities substantially in the following form:

                    "TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                     By:______________________,
                                                        as Trustee

                                                     By:______________________,
                                                        as Authenticating Agent

                                                     By:______________________,
                                                        Authorized Signatory"

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 701. Company to Furnish Trustee Names and Addresses of
                      Holders.

     The Company will furnish or cause to be furnished to the Trustee

     (a) semi-annually, not later than 15 days after each Regular Record Date for Securities of each series at the time Outstanding, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution, Officers' Certificates indenture supplemental hereto authorizing such series; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

                  Section 702. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under the Trust Indenture Act.

                  Section 703.  Reports by Trustee.

     (a) Within 60 days after each May 15, commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to Trust Indenture Act
Section 313(a) in the manner provided pursuant to Section 313(c), and such other reports as may be required under such Act in the manner and at the times provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with the Company and, to the extent required, with each stock exchange upon which any Securities are listed and with the Commission. The Company will notify the Trustee when any Securities are listed on any stock exchange.

                  Section 704.  Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  Section 801. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge with or into any other Person, and the Company shall not sell, lease, assign, transfer or otherwise convey all or substantially all of its assets to another Person, unless:

     (a) (i) in the case of a merger, the Company shall be the surviving corporation or (ii) the Person (if other than the Company) surviving the merger, formed by such consolidation or which acquires such assets shall be an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and shall expressly assume the due and punctual payment of the principal of and any premium and interest on and any Additional Amounts with respect to all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the other covenants and conditions of this Indenture and the Securities to be performed or observed by the Company by an indenture supplemental hereto, complying with Article Nine hereof, satisfactory to the Trustee, executed and delivered to the Trustee by such Person; and

     (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

              Section 802. Rights and Duties of Successor Corporation.

     In case of any such merger in which the Company is not the surviving corporation or any such consolidation, sale, lease, assignment, transfer, or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities, with the same effect as if it had been named herein as the party of the first part, and the predecessor Person, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities of any series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of such series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such merger in which the Company is not the surviving corporation or any such consolidation, sale, lease, assignment, transfer or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                  Section 803.  Officers' Certificate and Opinion of Counsel.

     Any consolidation, merger, sale, conveyance, assignment, transfer or lease permitted under Section 801 is also subject to the condition that the Trustee shall have received an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, conveyance, transfer, assignment or lease, and the assumption by any successor Person, and any such supplemental indenture, comply with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

              Section 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution (which Board Resolution may provide general terms for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

              (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities as obligor under this Indenture;

              (b) to add to the covenants of the Company for the benefit of the Holders of the Securities of all or any series (and if such covenants are to be for the benefit of the Securities of less than all series, stating that such covenants are expressly being included solely for the benefit of the Securities of such series) or to surrender any right or power herein conferred upon the Company;

              (c) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of the Securities of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the rights of Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default;

              (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without Coupons, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect;

              (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding;

              (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

              (g) to secure the Securities;

              (h) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance, covenant defeasance or satisfaction and discharge of the Securities of any series pursuant to this Indenture; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities or any Coupons appertaining thereto in any material respect;

             (i) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause
         (i) shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect;

              (j) to add a guarantor or guarantors for any series or all series of the Securities;

             (k) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

             (l) to establish the form or terms of Securities of any series and any related Coupons as contemplated by Sections 201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for Common Stock or other securities, as the case may be.

                  Section 902.  Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolution (which Board Resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this

Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related Coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

              (a) change the Stated Maturity of the principal of, or premium, if any, or any installment of principal of or interest on any Security, or the date, if any, on which any Security is subject to repayment at the option of the Holder, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts with respect thereto or any premium payable thereon, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1007 (except as contemplated by Section 801(a) and permitted by Section 901(a)), or reduce the amount of the principal of an Original Issue Discount Security or other Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount provable in bankruptcy pursuant to Section 504, or change any Place of Payment where or Currency in which any Security or any premium or interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (as such Maturity, may be extended, if applicable, in accordance with the terms of such Security or Coupon appertaining thereto), or

              (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

              (c) modify any of the provisions of this Section, Section 513 or
         Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Securities of one or more particular series, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplement hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

              Section 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

              Section 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

              Section 905. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act, as then in effect at the time of execution thereof.

              Section 906. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

              Section 907. Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of each supplemental indenture.

                                   ARTICLE TEN

                                    COVENANTS

                  Section 1001.  Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of the Holders of Securities of each series that it will duly and punctually pay the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect or the Securities of that series in accordance with the terms of the Securities of that series, any Coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

                  Section 1002.  Maintenance of Office or Agency.

     If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for the Securities of that series an Office or Agency where Securities of that series may be presented or surrendered for payment or, if applicable, conversion, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment or, if applicable, conversion; provided, however, that if the Securities of such series are listed on the London Stock Exchange or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities or such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Securities may be made at the Corporate Trust Office of the Trustee or its agent or any Office or Agency designated by the Company in the Borough of Manhattan, The City of New York, if, but only if, payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company hereby designates as the Place for Payment of each series of Securities the Borough of Manhattan, The City of New York, and initially appoints the Corporate Trust

Office of the Trustee or its agent as the Company's Office or Agency in the Borough of Manhattan, The City of New York for such purpose and as Security Registrar. The Company may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York and a different Security Registrar for the Securities of any series.

              Section 1003. Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, it will, before 9:00 A.M. (Arizona time) on each due date of the principal of or any premium or interest on, or any Additional Amounts with respect to, any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency or Currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal and any premium and interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for the Securities of any series and any related Coupons, it will, on or prior to each due date of the principal of or any premium or interest on, or any Additional Amounts with respect to, any Securities of that series, deposit with a Paying Agent a sum (in the Currency or Currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series)) sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for the Securities of any series, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent; (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of (or premium, if any) or interest, if any, on the Securities of such series; and (c) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on or any Additional Amounts with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal, premium or interest or Additional Amount has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in an Authorized Newspaper in each Place of Payment for such series or mailed to Holders of Registered Securities entitled to such money notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

                  Section 1004.  Corporate Existence.

         Subject to Article Eight, the Company shall, with respect to itself and each of its Significant Subsidiaries, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and related rights and franchises (charter and statutory); provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

                  Section 1005.  Statement as to Compliance.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating whether or not, to the best of his or her knowledge, the Company is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which he or she may have knowledge.

                  Section 1006.  Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005 with respect to the Securities of any series or with the covenants established as contemplated by Section 301 with respect to the Securities of any series, except to the extent the terms of such Securities established as contemplated by Section 301 make this Section 1006 inapplicable to any such term, provision or condition of any such covenant, if before or after (subject to Section 502) the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  Section 1007.  Additional Amounts.

     If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts, if applicable, in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise provided in or pursuant to this Indenture or the Securities of any series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal or premium is made), and at least 10 days prior to each date of payment of principal or premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying agents whether such payment of principal of and premium, if any, or interest, if any, on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                  Section 1101.  Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms established as contemplated by Section 301 and (except as otherwise expressly established as contemplated by Section 301 in respect of Securities of such series) in accordance with this Article.

                  Section 1102.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or by action taken pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

              Section 1103. Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series of a specified tenor and with identical terms are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

     The Trustee shall promptly notify the Company upon its request in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted or exchanged for Common Stock or other securities in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

              Section 1104. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

     Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall state:

              (a) the Redemption Date,

              (b) the Redemption Price,

              (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

              (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof.

              (e) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

              (f) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and , if applicable, any accrued interest and Additional Amounts pertaining thereto,

              (g) that the redemption is for a sinking fund, if such is the case,

              (h) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished,

              (i) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made,

              (j) in the case of Securities of any series that are convertible or exchangeable into Common Stock or other securities, the conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate, as applicable, and the place or places where such Securities may be surrendered for conversion or exchange, and

              (k) the CUSIP number of such Securities, if any (or any other numbers used by a Depositary to identify such Securities.

     A notice of redemption given or published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  Section 1105.  Deposit of Redemption Price.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money, in the Currency or Currencies in which the Securities of such series are payable, sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on all the Securities which are to be redeemed on that date.

                  Section 1106.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security and any Coupons appertaining thereto for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with, unless otherwise provided in or pursuant to the Indenture, any accrued and unpaid interest to the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as provided in Section 1002), and provided, further, that, except as otherwise provided in or pursuant to this Indenture or the Registered Securities of any series, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Registered Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price, or, at the option of the Company, after payment to the Trustee for the benefit of the Company of, an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupons in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security or, if no rate of interest on overdue amounts is prescribed in such Security, at the rate of interest borne by such Security.

                  Section 1107.  Securities Redeemed in Part.

     Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Registered Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

                  Section 1201.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

                  Section 1202. Satisfaction of Sinking Fund Payments with Securities.

     The Company may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series (a) deliver Outstanding Securities of a series (other than any previously called for redemption or which have been surrendered for repayment at the option of the Holders) together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (b) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such series; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities so delivered or applied as a credit for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  Section 1203.  Redemption of Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency or Currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 , and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 and not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

                  Section 1301.  Applicability of Article.

                  Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Section 1301, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the Repayment Date an amount not less than the Repayment Price payable by the Company on repayment of such Securities, together with, if applicable, accrued interest thereon, and the obligation of the Company to pay the Repayment Price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                 Section 1401. Applicability of the Article; Company's
                               Obligation to Effect Defeasance or Covenant
                               Defeasance.

     Unless otherwise provided pursuant to Section 301, provision is hereby made for either or both of (a) defeasance of the Securities of or within a series under Section 1402 or (b) covenant defeasance of the Securities of or within a series under Section 1403, then the provision of the Section or Sections, as the case may be, together with other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 1402 (if applicable) or Section 1403 (if applicable) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

              Section 1402. Defeasance and Discharge.

     Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purpose of Section 1405 and other Sections of this Indenture referred to in clauses (a) and (b) of this Section, and to have satisfied all its other obligations under such Securities and any Coupons appertaining thereto and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged herein: (a) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely from the trust funds described in
Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on and such Additional Amounts, if any, with respect to such Securities and any Coupons appertaining thereto when such payments are due, (b) the Company's and the Trustee's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and with respect to payments of Additional Amounts, if any, on such Securities as contemplated by Section 1007, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any Coupons appertaining thereto.

              Section 1403. Covenant Defeasance.

     Upon the Company's exercise of the option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under the covenants, if any, specified pursuant to Section 301, with respect to such Outstanding Securities and any Coupons appertaining thereto on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purpose of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or other such covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(d) or 501(h) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any Coupons appertaining thereto shall be unaffected thereby.

              Section 1404. Applicability of the Article; Company's Obligation
                            to Effect Defeasance or Covenant Defeasance.

     The following shall be the conditions to application of Section 1402 or 1403 to any Outstanding Securities of or within a series and any Coupons appertaining thereto:

              (a) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Fourteen) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (i) an amount sufficient (in such Currency or Currencies in which such Securities and any Coupons appertaining thereto, and installments of principal, if any, thereof and interest, if any, thereon, are then specified as payable at Stated Maturity), (ii) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency or Currencies in which such Securities and Coupons appertaining thereto, and installments of principal, if any, thereof and interest, if any, thereon, are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on, and Additional Amounts, if any, with respect to such Securities and any Coupons appertaining thereto, money in an amount, or (iii) a combination thereof, in each case in an amount, sufficient in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge (A) the principal of (and premium, if any), on, interest, if any, on, and Additional Amounts, if any, with respect to such Outstanding Securities and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or installment of principal or interest and (B) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities and any related Coupons. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

              (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

              (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit or, insofar as Section 501(e) or (f) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

              (d) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since of the date of this Indenture, there has been a change in the applicable United States federal income tax law or the judicial interpretation thereof by a U.S. federal court of competent jurisdiction, in either case to the effect that, and based thereon such opinion shall confirm that, Holders of the Securities of that series and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, and in the same manner and at the same times, as would have been the case if such defeasance had not occurred;

              (e) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, and in the same manner and at the same times, as would have been the case if such covenant defeasance had not occurred; and

              (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that, as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under Section 1402 or Section 1403 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds; and

              (g) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be established as contemplated by Section 301 in respect of the Securities of that series.

              Section 1405. Deposited Money and Government Obligations to Be
                            Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to
Section 1404 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

         Unless otherwise specified in or pursuant to this Indenture or any Securities pursuant to Section 301, if, after a deposit referred to in Section 1404(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 1404(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on, and Additional Amounts, if any, with respect to such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election ) the monies, proceeds from Government Obligations or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause
(a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 1404 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment bank expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article

                  Section 1406.  Reinstatement.

     If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1405 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities and any related Coupons shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1405; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest, if any, on any such Security or any related Coupon following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                  Section 1407.  Effect on Subordination Provisions.

     Unless otherwise expressly provided pursuant to Section 301 with respect to any series of Subordinated Securities, the provisions for subordination of such Subordinated Securities contemplated by Article Sixteen hereof are hereby expressly made subject to the provisions for satisfaction and discharge set forth in Article Four hereof and the provisions for defeasance and covenant defeasance set forth in this Article Fourteen and, anything herein to the contrary notwithstanding, upon the effectiveness of such satisfaction and discharge pursuant to Article Four or any such defeasance or covenant defeasance pursuant to this Article Fourteen with respect to any Subordinated Securities, such Subordinated Securities shall thereupon cease to be so subordinated and shall no longer be subject to the subordination provisions applicable thereto and, without limitation to the foregoing, all monies, Government Obligations and other securities or property deposited with the Trustee (or other qualifying trustee) in trust in connection with such satisfaction and discharge, defeasance or covenant defeasance, as the case may be, and all proceeds therefrom may be applied to pay the principal of, premium, if any, and interest, if any, on, and Additional Amounts, if any, with respect to such Subordinated Securities as and when the same shall become due and payable notwithstanding the provisions contemplated by Article Sixteen hereof.

                                 ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

                  Section 1501.  Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                  Section 1502.  Call, Notice and Place of Meetings.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in such place as the Trustee shall determine, or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company (by or pursuant to a Board Resolution) or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (a) of this Section.

                  Section 1503.  Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  Section 1504.  Quorum; Action.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage, which is less than a majority in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of at least such specified percentage in principal amount of the Outstanding Securities of that series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of

Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.

                  Section 1505. Determination of Voting Rights; Conduct and Adjournment of Meetings.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. If the Securities of such series are issuable in minimum denominations of less than $1,000, then a Holder of such a Security in a principal amount of less than $1,000 shall be entitled to a fraction of one vote which is equal to the fraction that the principal amount of such Security bears to $1,000. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by

Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

              Section 1506. Counting Votes and Recording Action of Meetings.

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE SIXTEEN

                           SUBORDINATION OF SECURITIES

                  Section 1601.  Securities Subordinate to Senior Indebtedness.

     The Company covenants and agrees, and each Holder of a Security of any series, by his acceptance thereof, likewise covenants and agrees, that solely to the extent and in the manner set forth in an indenture supplemental hereto pursuant to Section 301(u) hereof, the indebtedness represented by the Securities of such series and the payment of principal of (and premium, if any) and interest on each or all of the Securities of such series will be expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

                                ARTICLE SEVENTEEN

                        SECURITIES IN FOREIGN CURRENCIES

                  Section 1701.  Applicability of Article.

                  Whenever this Indenture provides for any distribution to Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, in the absence of any provision to the contrary in or pursuant to this Indenture or the Securities of such series, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series, if any, for such distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

                          ___________________________


     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                             THE DIAL CORPORATION

                                             By:________________________
                                                Name:
                                                Title:

 [CORPORATE SEAL]

Attest:

By:________________________
   Name:
   Title:

                                             Norwest Bank Arizona, N.A., Trustee

                                             By:________________________
                                                Name:
                                                Title:


Attest:

By:________________________
   Name:
   Title:

STATE OF ARIZONA                            )
                                            )  ss.:

COUNTY OF                                   )

                  On the _______ day of September, 1998, before me personally came Susan J. Riley, to me known, who, being by me duly sworn, did depose and say that she is the Senior Vice President and Chief Financial Officer of THE DIAL CORPORATION, one of the parties described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

                                                     ___________________________
                                                     Name:

Notary Public

State of Arizona

My Commission expires on

STATE OF ARIZONA                     )
                                     )  ss.:

COUNTY OF                            )

                  On the _______ day of September, 1998, before me personally came ______________________________, to me known, who, being by me duly sworn, did depose and say that he/she is ___________________ of Norwest Arizona Bank, N.A., one of the parties described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by like authority.

                                                     ___________________________
                                                     Name:

Notary Public

State of Arizona

My Commission expires on